                                                               EXECUTION VERSION

================================================================================










                                 TRUST AGREEMENT





                         dated as of September 22, 2003




                                 by and between



                             ABFS BALAPOINTE, INC.,



                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY,




                                as Owner Trustee









================================================================================

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                                TABLE OF CONTENTS
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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01        Capitalized Terms.............................................................................1
Section 1.02        Other Definitional Provisions.................................................................5


                                   ARTICLE II

                                  ORGANIZATION

Section 2.01        Name..........................................................................................5
Section 2.02        Office........................................................................................5
Section 2.03        Purposes and Powers...........................................................................6
Section 2.04        Appointment of Owner Trustee..................................................................8
Section 2.05        Capital Contribution of Depositor.............................................................8
Section 2.06        Declaration of Trust..........................................................................8
Section 2.07        Liability of the Holders......................................................................9
Section 2.08        Title to Trust Property.......................................................................9
Section 2.09        Situs of Trust................................................................................9
Section 2.10        Representations and Warranties of the Depositor; Covenant of the Certificateholders...........9


                                   ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

Section 3.01        Initial Ownership............................................................................11
Section 3.02        The Certificates.............................................................................11
Section 3.03        Execution, Authentication and Delivery of Trust Certificates.................................11
Section 3.04        Registration of Transfer and Exchange of Trust Certificates..................................11
Section 3.05        Mutilated, Destroyed, Lost or Stolen Certificates............................................12
Section 3.06        Persons Deemed Owners........................................................................13
Section 3.07        Access to List of Holders' Names and Addresses...............................................13
Section 3.08        Maintenance of Office or Agency..............................................................13
Section 3.09        Restrictions on Transfer of Certificates.....................................................13


                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

Section 4.01        Prior Notice to Holders with Respect to Certain Matters......................................16
Section 4.02        Action by Holders with Respect to Bankruptcy.................................................17
Section 4.03        Restrictions on Holders' Power...............................................................17
Section 4.04        Majority Control.............................................................................17


                                    ARTICLE V

                         TAX PROVISIONS; CERTAIN DUTIES

Section 5.01        Federal Income Tax Provisions................................................................18
Section 5.02        Withholding Taxes............................................................................20
Section 5.03        Accounting and Records to the Noteholders, Owners, the Internal Revenue Service and
                      Others.....................................................................................21
Section 5.04        Signature on Returns.........................................................................22

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                                       i

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

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
Section 6.01        General Authority............................................................................22
Section 6.02        General Duties...............................................................................22
Section 6.03        Action upon Instruction......................................................................23
Section 6.04        No Duties Except as Specified in this Agreement, the Basic Documents or any
                      Instructions...............................................................................24
Section 6.05        No Action Except Under Specified Documents or Instructions...................................24
Section 6.06        Restrictions.................................................................................24


                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

Section 7.01        Acceptance of Trusts and Duties..............................................................24
Section 7.02        Furnishing of Documents......................................................................26
Section 7.03        Representations and Warranties...............................................................26
Section 7.04        Reliance; Advice of Counsel..................................................................27
Section 7.05        Not Acting in Individual Capacity............................................................27
Section 7.06        Owner Trustee Not Liable for Certificates or Mortgage Loans..................................27
Section 7.07        Owner Trustee May Own Certificates and Notes.................................................28
Section 7.08        Licenses.....................................................................................28


                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

Section 8.01        Owner Trustee's Fees and Expenses............................................................28
Section 8.02        Indemnification..............................................................................28
Section 8.03        Payments to the Owner Trustee................................................................29


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

Section 9.01        Termination of Trust Agreement...............................................................29


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                                       ii
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                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

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
Section 10.01       Eligibility Requirements for Owner Trustee...................................................30
Section 10.02       Resignation or Removal of Owner Trustee......................................................31
Section 10.03       Successor Owner Trustee......................................................................31
Section 10.04       Merger or Consolidation of Owner Trustee.....................................................32
Section 10.05       Appointment of Co-Trustee or Separate Trustee................................................32


                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.01       Supplements and Amendments...................................................................33
Section 11.02       No Legal Title to Owner Trust Estate in Holders..............................................34
Section 11.03       Limitations on Rights of Others..............................................................34
Section 11.04       Notices......................................................................................35
Section 11.05       Severability.................................................................................35
Section 11.06       Separate Counterparts........................................................................35
Section 11.07       Successors and Assigns.......................................................................35
Section 11.08       No Petition..................................................................................35
Section 11.09       Recourse.....................................................................................36
Section 11.10       Headings.....................................................................................36
Section 11.11       GOVERNING LAW................................................................................36
Section 11.12       [Reserved]...................................................................................36
Section 11.13       Third-Party Beneficiary......................................................................36
Section 11.14       [Reserved]...................................................................................36
Section 11.15       Servicer.....................................................................................37
Section 11.16       Non-Confidential.............................................................................37
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                                      iii

         This TRUST AGREEMENT, dated as of September 22, 2003 (the "Trust Agreement"), by and between ABFS BALAPOINTE, INC., as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

         In consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean, when used with reference to a specified Person,
(i) any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person; (ii) any Person who is an officer, partner, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity; (iii) any Person that, directly or indirectly (or collectively with Affiliates of such Person) is the beneficial owner of fifty percent (50%) or more of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person; and
(iv) any member of the immediate family of the specified Person. For purposes of this definition, to "control" means to possess the power to direct the management, policies or activities of a person or entity, whether directly or indirectly, and whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" and the noun "control" have meanings correlative to the foregoing.

         "Agreement" shall mean this Trust Agreement, as may be amended and supplemented from time to time.

         "Annual Tax Reports" shall have the meaning assigned thereto in Section 5.01(k).

         "Authorized Officer" shall have the meaning assigned thereto in Appendix I to the Indenture.

         "Basic Documents" shall mean this Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Administration Agreement, the Indenture, the Secured Notes and the Fee Letter.

         "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day that is either a legal holiday or a day on which banking institutions in the State of New York, the State of Delaware, the Commonwealth of Pennsylvania, or the state in which the Indenture Trustee's office from which payments will be made to Certificateholders, are authorized or obligated by law, regulation or executive order to be closed.

         "Capital Account" shall have the meaning assigned thereto in Section 5.01(a).

         "Certificate" shall mean a certificate evidencing the beneficial interest of a Holder in the assets of the Trust, substantially in the form attached hereto as Exhibit A.

         "Certificate of Trust" shall mean the Certificate of Trust, in the form of Exhibit B, to be filed with the Secretary of State on September 22, 2003 to form the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.04.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate or Certificates is registered.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and, where appropriate in context, Treasury Regulations promulgated thereunder.

         "Collateral Agent" shall mean JPMorgan Chase Bank--Mortgage Banking and Warehouse Services, a New York banking corporation, in its capacity as Collateral Agent under the Sale and Servicing Agreement.

         "Collection Account" shall have the meaning assigned thereto in Appendix I to the Indenture.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Certificateholders).

         "Depositor" shall mean ABFS Balapointe, Inc., a Delaware corporation.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Expenses" shall have the meaning assigned to such term in Section
8.02.

         "Holder Nonrecourse Debt Minimum Gain" shall have the meaning set forth for "partner nonrecourse debt minimum gain" in Treasury Regulations Section 1.704-2(i)(2). A Holder's share of Holder Nonrecourse Debt Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(5).

         "Indemnified Parties" shall have the meaning assigned to such term in
Section 8.02.

         "Indenture" shall mean the Indenture, dated as of September 22, 2003, as the same may be amended or supplemented from time to time, by and between the Trust and the Indenture Trustee.

         "Indenture Trustee" means JPMorgan Chase Bank, a New York banking corporation, in its capacity as Indenture Trustee under the Indenture.

         "Investment Letter" shall have the meaning assigned to such term in
Section 3.04.

         "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) a court in the United States is able to exercise primary supervision over the administration of the trust and (ii) one or more United States Persons have the authority to control all substantial decisions of the trust.

         "Notes" shall mean the Secured Notes.

         "Originators" means American Business Credit, Inc., a Pennsylvania corporation, HomeAmerican Credit, Inc. d/b/a Upland Mortgage, a Pennsylvania corporation and American Business Mortgage Services, Inc., a New Jersey corporation.

         "Ownership Interest" means, with respect to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Owner Trust Estate" shall mean the Trust Estate (as defined in Appendix I to the Indenture), including the contribution of $1 referred to in
Section 2.05 hereof.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

         "Payment Date" shall mean the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing October 25, 2003.

         "Percentage Interest" shall mean with respect to any Certificate, the percentage portion of all of the Trust Interest evidenced thereby as stated on the face of such Certificate.

         "Prospective Holder" shall have the meaning set forth in Section
3.09(a).

         "Record Date" shall mean, with respect to the Certificates and any Payment Date, the last Business Day of the month immediately preceding the month in which such Payment Date occurs.

         "REMIC" means a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of September 22, 2003, as the same may be amended from time to time, among the Depositor, the Originators, the Subservicers, the Trust, the Indenture Trustee, the Collateral Agent, the Sponsor and the Servicer.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Secured Notes" shall mean the ABFS Mortgage Loan Warehouse Trust 2003-1, Secured Notes, Series 2003-1.

         "Servicer" means American Business Credit, Inc., a Pennsylvania corporation.

         "Sponsor" means American Business Financial Services, Inc.

         "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess. 3801 et seq., as the same may be amended from time to time.

         "Taxable Year" shall have the meaning assigned thereto in Section 5.01(j).

         "Tax Matters Partner" shall have the meaning assigned thereto in
Section 5.01(l).

         "Transfer" means any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" shall mean the ABFS Mortgage Loan Warehouse Trust 2003-1 established by this Agreement.

         "Trust Interest" shall mean the right to receive, on each Payment Date, distributions of the amounts, if any, to the Holders of the Certificates pursuant to Section 8.02 of the Indenture.

         "Trust Minimum Gain" shall have the meaning set forth for "partnership minimum gain" in Treasury Regulations 1.704-2(b)(2) and 1.704-2(d). In accordance with Treasury Regulations Section 1.704-2(d), the amount of Trust Minimum Gain is determined by first computing, for each nonrecourse liability of the Trust, any gain the Trust would realize if it disposed of the property subject to that liability for no consideration other than full satisfaction of the liability, and then aggregating the separately computed gains. A Holder's share of Trust Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g)(1).

         Section 1.02. Other Definitional Provisions. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix I to the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

         Section 2.01. Name. The Trust shall be known as "ABFS Mortgage Loan Warehouse Trust 2003-1" in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

         Section 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Indenture Trustee and the Servicer.

         Section 2.03. Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities:

                  (i) To acquire the Mortgage Loans;

                  (ii) To issue the Notes pursuant to the Indenture and to sell such Notes;

                  (iii) With the proceeds of the sale of the Notes, to pay the organizational, startup and transactional expenses of the Trust, and, with the balance of such funds, purchase the Mortgage Loans to be included in the Owner Trust Estate from the Depositor pursuant to the Sale and Servicing Agreement;

                  (iv) To assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (v) To enter into and perform its obligations under the Basic Documents to which it is or is to be a party;

                  (vi) To arrange for sale of the Mortgage Loans in connection with a Disposition of Mortgage Loans;

                  (vii) Subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions and payments to the Holders and the Noteholders;

                  (viii) To issue the Certificates pursuant to this Agreement;

                  (ix) To make payments to Noteholders and Certificateholders from amounts received on Mortgage Loans; and

                  (x) To engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

                  (b) The Trust will observe the following limitations:

                  (i) The Trust will not consolidate or merge with any other person or entity and any such act shall be void ab initio;

                  (ii) To the extent the Trust's office is located in the offices of the Originator, Depositor, any Certificateholder or any Affiliate thereof, the Trust shall pay fair market rent for its office space located in the officers of such Originator, Depositor, Certificateholder or any Affiliate and a fair share of any overhead costs, and otherwise fairly and reasonably allocate any shared overhead expenses;

                  (iii) The Trust shall maintain the Trust's books, financial statements, accounting records and other corporate documents and records separate from those of the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity;

                  (iv) The Trust shall not commingle the Trust's assets with those of the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity, an not hold itself out as being liable for the debts of another;

                  (v) The Trust shall maintain its books of account and payroll separate from those of the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity;

                  (vi) The Trust shall separately manage its liabilities form those of the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity and pay its own liabilities, including all administrative expenses, from its own separate assets, provided the Depositor may pay certain of the organizational expenses of the Trust;

                  (vii) The Trust shall pay from the Trust's assets all obligations and indebtedness of any kind incurred by the Trust;

                  (viii) The Trust shall at all times hold itself out to the public and all other persons as a legal entity separate from the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity;

                  (ix) The Trust shall maintain its bank accounts separate from the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity;

                  (x) The Trust shall maintain separate financial statements, showing its assets and liabilities separate and apart from the Originator, the Depositor, any Certificateholder or any Affiliate thereof or any other entity and not have its assets listed on the financial statements of any other entity;

                  (xi) The Trust shall maintain an arm's length relationship with the Originators, the Depositor, any Certificateholder or any Affiliate thereof or any other entity and enter into transaction with any of the foregoing only on a commercially reasonable basis with terms similar to those available in an arms-length transaction;

                  (xii) The Trust shall not acquire the obligations or securities of any of its Affiliates or its Certificateholders or Affiliates thereof;

                  (xiii) The Trust shall use separate stationary, invoices and checks bearing its own name;

                  (xiv) The Trust shall not pledge its assets for the benefit of any other person or entity, other than as contemplated in the Basic Documents;

                  (xv) The Trust shall correct any known misunderstanding regarding its separate identity;

                  (xvi) The Trust shall maintain adequate capital in light of its contemplated business operations;

                  (xvii) The Trust will not assume the liabilities of the Originators, the Depositor, any Certificateholder or any Affiliate thereof or any other entity, and shall not guarantee the liabilities of the Originators, the Depositor, any Certificateholder or any Affiliate thereof or any other entity;

                  (xviii) The Trust cannot invest in anything other than a Permitted Investment;

                  (xix) The Trust shall maintain a sufficient number of employees in light of its contemplated business operations;

                  (xx) The Trust shall not hold out its credit as being available to satisfy the obligations of any other Person;

                  (xxi) The Trust shall not make loans to any other Person; and

                  (xxii) The Trust shall observe all procedures required by its Certificate of Trust and this Agreement and the Statutory Trust Statute.

         The Trust is hereby authorized by the initial Certificateholders to engage in the activities set forth in Section 2.03(a). The Trust shall not engage in any activity other than as set forth in Section 2.03(a).

         Section 2.04. Appointment of Owner Trustee. The Owner Trustee appointed by the Depositor hereunder shall constitute the Owner Trustee of the Trust, and shall have all the rights, powers and duties set forth herein. The Owner Trustee shall file the Certificate of Trust of the Trust.

         Section 2.05. Capital Contribution of Depositor. On the date hereof, the Depositor has made a contribution to the Trust consisting of $1. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. Concurrently with the execution of this Agreement, the Trust will enter into the Sale and Servicing Agreement pursuant to which it will purchase the Mortgage Loans which comprise the remainder of the Owner Trust Estate.

         Section 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Trust under the Basic Documents.

         It is the intention of the parties hereto that the Trust constitutes a statutory trust under the Statutory Trust Statute and that this Agreement constitutes the governing instrument of such statutory trust. The parties agree that no election will be made to treat the Trust as a REMIC. It is the intention of the parties hereto that, solely for income and franchise tax purposes, after issuance of the Certificates, the Trust shall be treated as a partnership, with the assets of the partnership being the Mortgage Loans and other assets held by the Trust, the partners of the partnership being the Holders of the Certificates, and the Notes being non-recourse debt of the partnership (or, if there is only one Certificateholder, that the Trust shall be disregarded as an entity separate from such Holder, with the assets held by the Trust being treated as assets of the Holder and the Notes being treated as non-recourse debt of the Holder). The parties agree that, unless otherwise required by appropriate tax authorities or unless the Trust is disregarded as an entity separate from its sole Certificateholder for income and franchise tax purposes, the Owner Trustee will file or cause to be filed (at the written direction of the Majority Certificateholders) annual or other necessary returns, reports and other forms (such returns, reports and other forms to be prepared by the Depositor) consistent with the characterization of the Trust as a partnership for such tax purposes pursuant to Section 5.01(k). Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

         Section 2.07. Liability of the Holders. Subject to Section 2.05, no Holder shall have any personal liability for any liability or obligation of the Trust. The Certificates shall be fully paid and, to the fullest extent permitted by law, non assessable.

         Section 2.08. Title to Trust Property. Legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

         The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

         Section 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All accounts maintained at a bank by the Owner Trustee or the Indenture Trustee on behalf of the Trust shall be located in the State of Delaware, the State of New York or the State of Pennsylvania. The Trust shall not have any employees; provided, however, nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office in the State of Delaware.

         Section 2.10. Representations and Warranties of the Depositor; Covenant of the Certificateholders. (a) The Depositor hereby represents and warrants to the Owner Trustee that:

                  (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Trust and the Depositor has duly authorized such transfer and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                  (iii) The Depositor has all necessary licenses, permits and government approval to perform under the Basic Documents.

                  (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (v) No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (vi) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (x) asserting the invalidity of this Agreement, (y) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (z) seeking any determination or ruling that should reasonably be expected to materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                  (vii) The representations and warranties of the Depositor in
         Article III of the Sale and Servicing Agreement are true and correct.

                  (viii) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the application of equitable principles.

                  (b) By its acceptance of its Certificates, each Certificateholder covenants with the Owner Trustee that during the continuance of this Agreement, and while it holds Certificates, it will comply in all respects with the provisions of its governing instruments in effect from time to time.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

         Section 3.01. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         Section 3.02. The Certificates. The Certificates shall be issued without a principal amount and shall together evidence the entire beneficial ownership interest in the Trust. The Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.04.

         Section 3.03. Execution, Authentication and Delivery of Trust Certificates. Concurrently with the initial transfer of the Mortgage Loans to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates, representing 100% of the Percentage Interests of the Trust Interest, to be executed on behalf of the Trust, authenticated and delivered, to or at the direction of the Depositor. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 3.04. Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Owner Trustee shall be the initial "Certificate Registrar".

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee, at the written direction of the Depositor, and upon the prior written consent of the Note Purchaser, as provided in Section 3.09(f), shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of a like Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of a like Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in the form attached to the form of Certificate attached hereto as Exhibit A duly executed by the Certificateholder or his attorney duly authorized in writing. In addition, each Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a representation letter (an "Investment Letter") from the Prospective Holder, in the form of Exhibit C hereto, certifying as to the representations set forth in Section 3.09(a), (b) and (c). Each Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The preceding provisions of this Section 3.04 notwithstanding, the Certificate Registrar shall not register transfers or exchanges of Certificates for a period of fifteen (15) days preceding the Payment Date with respect to the Certificates.

         Notwithstanding anything contained herein to the contrary, neither the Certificate Registrar nor the Owner Trustee shall be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, applicable state securities law or the Investment Company Act of 1940, as amended; provided, however, that if an Investment Letter is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms to the form of Investment Letter set forth as Exhibit C hereto and shall promptly notify the party delivering the same if such Investment Letter does not so conform.

         Section 3.05. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. In connection with the issuance of any new Certificate under this Section 3.05, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.06. Persons Deemed Owners. Each person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         Section 3.07. Access to List of Holders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer and the Indenture Trustee immediately prior to each Payment Date, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If one or more Holders of Certificates, together evidencing Percentage Interests totaling not less than 25%, apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold either of the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Owner Trustee in respect of the Basic Documents may be served, and so long as the Owner Trustee is the Certificate Registrar, where Certificates may be surrendered for registration of transfer or exchange and notices and demands to or upon the Certificate Registrar in respect of the Certificates, may be served. The Owner Trustee initially designates the Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.09. Restrictions on Transfer of Certificates. (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Holder"), shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                  (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended.

                  (ii) Such Person understands that the Certificates have not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                  (iii) Such Person understands that the Certificates bear a legend to the following effect:

                  "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

         (b) By its acceptance of a Certificate, each Prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee") and any such purported transfer shall be void and have no effect.

         (c) (i) No Certificateholder will be permitted to (A) acquire, sell, transfer, assign, pledge or otherwise dispose of any of their Certificates or any interest therein (or any financial contract or instrument with respect to such) on or through a United States national, regional or local securities exchange, a foreign securities exchange or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers or (B) cause any of their Certificates or any interest therein (or any financial contract or instrument with respect to such) to be marketed on or through an exchange. Certificateholders will be asked to make a representation to this effect in the form of Exhibit D.

                  (ii) The Owner Trustee will not issue a Certificate, or permit a subdivision or transfer of a Certificate, if as a result there are more than 99 beneficial owners of Certificates. For this purpose a beneficial owner of a Certificate will be treated as a single beneficial owner only if the holder has acquired the Certificate for its own account, will be the sole beneficial owner thereof, will not enter into any financial contract or instrument with respect to a Certificate, and if it is a partnership, grantor trust or S corporation less than 50% of the value of any person's interest in it is attributable to its interest in the Trust. Certificateholders will be asked to make a representation as to their status as a single beneficial owner under these rules in the form of Exhibit D.

         These transfer restrictions contained in section 3.09(c)(i) and (ii) are intended to permit the Trust to rely, if necessary, on the "private placement" exemption to classification as a "publicly traded partnership" in U.S. Treasury Regulations section 1.7704-1(h).

         (d) No transfer of a Certificate or any beneficial interest therein shall be made to any person unless the Owner Trustee has received a representation letter from the transferee to the effect that such transferee (i) is not a person which is an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code or a governmental plan, as defined in
Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan"), (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include "plan assets" by reason of a Plan's investment in the entity and (iii) is not directly or indirectly purchasing such Certificate or interest therein on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan.

         (e) The Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee an Investment Letter, signed by the transferee, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificates to Book-Entry Nominees, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee an Investment Letter.

         (f) The Certificates shall bear an additional legend referring to the restrictions contained in paragraph (b) above.

         (g) No transfer of a Certificate or any beneficial interest therein shall be effective unless the Note Purchaser shall have given its prior written consent thereto.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         Section 4.01. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless (i) at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders (unless the Certificateholders have directed the Owner Trustee to take action) in writing of the proposed action and the Certificateholders evidencing not less than a majority of the Percentage Interest of the Certificates shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or the Certificateholders have provided alternative written direction and (ii) the Note Purchaser shall have given its prior written consent:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

         (c) the amendment or other change to any Basic Document in circumstances where the consent of any Holder is required;

         (d) the amendment or other change to any other Basic Document in circumstances where the consent of any Holder is not required and such amendment materially adversely affects the interest of the Certificateholders;

         (e) the appointment pursuant to the Indenture of a successor Note Registrar, or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar or the consent to the assignment by the Note Registrar or Indenture Trustee or Certificate Registrar of their respective obligations under the Indenture or this Agreement, as applicable;

         (f) the consent to the waiver of any default of any Basic Document;

         (g) the consent to the assignment by the Indenture Trustee or Servicer of their respective obligations under any Basic Document;

         (h) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;

         (i) confess a judgment against the Trust;

         (j) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

         (k) cause the Trust to lend any funds to any entity; or

         (l) remove or replace the Servicer or the Indenture Trustee.

         Section 4.02. Action by Holders with Respect to Bankruptcy. Until one year and one day following the day on which the Notes have been paid in full, the Owner Trustee shall not have the power to (i) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing without (A) the unanimous prior written direction of the Note Purchaser and all Certificateholders and (B) the delivery to the Owner Trustee by each such Certificateholder of a certification that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.03. Restrictions on Holders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.04. Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Certificates evidencing more than 50% of the Percentage Interest in each of the Trust Interests and such action shall be binding upon all Certificateholders. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing more than 50% of the Percentage Interest in each of the Trust Interests at the time of the delivery of such notice and such action shall be binding upon all Certificateholders.

                                   ARTICLE V

                         TAX PROVISIONS; CERTAIN DUTIES

         Section 5.01. Federal Income Tax Provisions. If the Trust is treated as a partnership (rather than disregarded as a separate entity) for federal income tax purposes pursuant to Section 2.06, the following provisions shall apply:

         (a) A separate capital account (a "Capital Account") shall be established and maintained for each Certificateholder by the Depositor, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). No Certificateholder shall be entitled to interest on its Capital Account or any capital contribution made by such Holder to the Trust.

         (b) Upon termination of the Trust pursuant to Article IX, any amounts available for distribution to Holders shall be distributed to the Holders with positive Capital Account balances in accordance with such balances. For purposes of this Section 5.01(b), the Capital Account of each Holder shall be determined after all adjustments made in accordance with this Section 5.01 resulting from the Trust's operations and from all sales and dispositions of all or any part of the assets of the Trust. Any distributions pursuant to this Section 5.01(b) shall be made by the end of the Taxable Year in which the termination occurs (or, if later, within 90 days after the date of the termination).

         (c) No Certificateholder shall be required to restore any deficit balance in its Capital Account. Furthermore, no Holder shall be liable for the return of the Capital Account of, or of any capital contribution made to the Trust by, another Holder.

         (d) Profit and loss of the Trust for each Taxable Year shall be allocated to the Certificateholders in accordance with their respective Percentage Interests.

         (e) Notwithstanding any provision to the contrary, (i) any expense of the Trust that is a "nonrecourse deduction" within the meaning of Treasury Regulations Section 1.704-2(b)(1) shall be allocated in accordance with the Holders' respective Percentage Interests, (ii) any expense of the Trust that is a "partner nonrecourse deduction" within the meaning of Treasury Regulations
Section 1.704-2(i)(2) shall be allocated in accordance with Treasury Regulations
Section 1.704-2(i)(1), (iii) if there is a net decrease in Trust Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(f)(1) for any Taxable Year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations Section 1.704-2(f) and the ordering rules contained in Treasury Regulations Section 1.704-2(i), and (iv) if there is a net decrease in Holder Nonrecourse Debt Minimum Gain within the meaning of Treasury Regulations Section 1.704-2(i)(4) for any Taxable Year, items of gain and income shall be allocated among the Holders in accordance with Treasury Regulations
Section 1.704-2(i)(4) and the ordering rules contained in Treasury Regulations
Section 1.704-2(j). A Holder's "interest in partnership profits" for purposes of determining its share of the nonrecourse liabilities of the Trust within the meaning of Treasury Regulations Section 1.752-3(a)(3) shall be such Holder's Percentage Interest.

         (f) If a Holder receives in any Taxable Year an adjustment, allocation, or distribution described in subparagraphs (4), (5), or (6) of Treasury Regulations Section 1.704-l(b)(2)(ii)(d) that causes or increases a negative balance in such Holder's Capital Account that exceeds the sum of such Holder's shares of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain, as determined in accordance with Treasury Regulations Sections 1.704-2(g) and 1.704-2(i), such Holder shall be allocated specially for such Taxable Year (and, if necessary, later Taxable Years) items of income and gain in an amount and manner sufficient to eliminate such negative Capital Account balance as quickly as possible as provided in Treasury Regulations Section 1.704-l(b)(2)(ii)(d). After the occurrence of an allocation of income or gain to a Holder in accordance with this Section 5.01(f), to the extent permitted by Regulations
Section 1.704-l(b), items of expense or loss shall be allocated to such Holder in an amount necessary to offset the income or gain previously allocated to such Holder under this Section 5.01(f).

         (g) Loss shall not be allocated to a Holder to the extent that such allocation would cause a deficit in such Holder's Capital Account (after reduction to reflect the items described in Treasury Regulations Section 1.704-l(b)(2)(ii)(d)(4), (5) and (6)) to exceed the sum of such Holder's shares of Trust Minimum Gain and Holder Nonrecourse Debt Minimum Gain. Any loss in excess of that limitation shall be allocated to all the Holders in accordance with their respective Percentage Interests. After the occurrence of an allocation of loss to a Holder in accordance with this Section 5.01(g), to the extent permitted by Treasury Regulations Section 1.704-l(b), profit shall be allocated to such Holder in an amount necessary to offset the loss previously allocated to such Holder under this Section 5.01(g).

         (h) If a Holder transfers any part or all of its Percentage Interest and the transferee is admitted as a Holder as provided herein (a "Transferee Holder"), the distributive shares of the various items of profit and loss allocable among the Holders during such Taxable Year shall be allocated between the transferor and the Transferee Holder (at the election of the Holders (including the transferor, but excluding the Transferee Holder)) either (i) as if the Taxable Year had ended on the date of the transfer or (ii) based on the number of days of such Taxable Year that each was a Holder without regard to the results of Trust activities in the respective portions of such Taxable Year in which the transferor and Transferee Holder were Holders.

         (i) "Profit" and "loss" and any items of income, gain, expense or loss referred to in this Section 5.01 shall be determined in accordance with federal income tax accounting principles as modified by Treasury Regulations Section 1.704-l(b)(2)(iv), except that profits and losses shall not include items of income, gain, and expense that are specially allocated pursuant to Sections 5.01(e), 5.01(f) or 5.01(g) hereof. All allocations of income, profits, gains, expenses, and losses (and all items contained therein) for federal income tax purposes shall be identical to all allocations of such items set forth in this
Section 5.01, except as otherwise required by Section 704(c) of the Code and
Section 1.704-l(b)(4) of the Treasury Regulations.

         (j) The taxable year of the Trust (the "Taxable Year") shall be the calendar year or such other taxable year as may be required by Section 706(b) of the Code.

         (k) At the Depositor's expense (as advanced by the Depositor to the Trust and reimbursed from distributions otherwise payable to the Certificateholders), the Depositor shall (i) prepare, or cause to be prepared, and file or cause to be filed such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) as are required by applicable federal, state, and local law, (ii) cause such returns to be signed in the manner required by law, (iii) make such elections as may from time to time be required or appropriate under any applicable law so as to maintain the Trust's classification as a partnership for tax purposes, (iv) prepare and deliver, or cause to be prepared and delivered, to the Holders, no later than 120 days after the close of each Taxable Year (or no later than April 15th), a Schedule K-1, a copy of the Trust's informational tax return (IRS Form 1065), and such other reports (collectively, the "Annual Tax Reports") setting forth in sufficient detail all such information and data with respect to the transactions effected by or involving the Trust during such Taxable Year as shall enable each Holder to prepare its federal, state, and local income tax returns in accordance with the laws then prevailing, and (v) collect, or cause to be collected, any withholding tax as described in Section 5.02 with respect to income or distributions to Certificateholders.

         (l) The Depositor shall, if required, be designated as the tax matters partner for the Trust within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner"). The Tax Matters Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The Tax Matters Partner shall have the right to retain professional assistance in respect of any audit or controversy proceeding initiated with respect to the Trust by the Internal Revenue Service or any state or local taxing authority, and all expenses and fees incurred by the Tax Matters Partner on behalf of the Trust shall be advanced by the Depositor to the Trust and shall be reimbursed from distributions otherwise payable to Certificateholders. In the event the Tax Matters Partner receives notice of a final partnership adjustment under Section 6223(a)(2) of the Code, the Tax Matters Partner shall either (i) file a court petition for judicial review of such adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all other Holders on the date such petition is filed, or (ii) mail a written notice to all other Holders, within such period, that describes the Tax Matters Partner's reasons for determining not to file such a petition.

         (m) Except as otherwise provided in this Section 5.01 and Section 6.06, the Holders shall instruct the Depositor in writing as to whether to make any available election under the Code or any applicable state or local tax law on behalf of the Trust.

         Section 5.02. Withholding Taxes. In the event that any withholding tax is imposed under federal, state, or local law on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this
Section 5.02. The Indenture Trustee, on behalf of the Owner Trustee, is hereby authorized and directed to retain in the Collection Account from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Certificate Registrar will provide the Indenture Trustee with a statement indicating the amount of any such withholding tax. The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Indenture Trustee and remitted to the appropriate taxing authority from the Collection Account at the direction of the Indenture Trustee, on behalf of the Owner Trustee. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Certificateholder who is a Non-U.S. Person), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this paragraph. In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Indenture Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees in writing to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         Any Holder which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Holder becomes a Holder,
(a) so notify the Owner Trustee and the Indenture Trustee, on behalf of the Trust, (b) (i) provide the Owner Trustee and the Indenture Trustee, on behalf of the Trust, with Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as appropriate, or (ii) notify the Owner Trustee and the Indenture Trustee, on behalf of the Trust, that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Holder agrees by its acceptance of a Certificate, on an ongoing basis, to provide like certification for each taxable year and to notify the Owner Trustee and the Indenture Trustee, on behalf of the Trust, should subsequent circumstances arise affecting the information provided. The Trust, the Owner Trustee and the Indenture Trustee shall be fully protected in relying upon, and each Holder by its acceptance of a Certificate hereunder agrees to indemnify and hold the Trust, the Owner Trustee and the Indenture Trustee harmless against all claims or liability of any kind arising in connection with or related to their reliance upon any documents, forms or information provided by any Holder. In addition, if the Indenture Trustee has not withheld taxes on any payment made to any Holder, and the Indenture Trustee is subsequently required to remit to any taxing authority any such amount not withheld, such Holder shall return such amount to the Indenture Trustee upon written demand by the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee shall be liable for damages to any Holder due to a violation of the Code unless and only to the extent such liability is caused by the Owner Trustee's or the Indenture Trustee's failure to act in accordance with its standard of care under this Agreement.

         Section 5.03. Accounting and Records to the Noteholders, Owners, the Internal Revenue Service and Others. The Depositor shall (i) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, including, without limitation, the allocations of net income under Section 5.01, (ii) deliver (or cause to be delivered) to each Holder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Holder to prepare its federal and state income tax returns and (iii) file or cause to be filed, if necessary, such tax returns relating to the Trust (including a partnership information return, Form 1065), and direct the Owner Trustee or the Servicer, as the case may be, in writing to make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a branch, or if applicable, as a partnership, for federal income tax purposes. The Owner Trustee or the Servicer, as the case may be, shall make all elections pursuant to this Section 5.03 as directed in writing by the Depositor. An Authorized Officer of the Trust shall sign all tax information returns, if any, filed pursuant to this Section 5.03 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Depositor or the Servicer. The Depositor shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Depositor shall not make the election provided under Section 754 of the Code.

         Section 5.04. Signature on Returns. Notwithstanding the provisions of
Section 5.03 and in the event that the Trust is characterized as a partnership, the Owner Trustee shall sign, on behalf of the Trust, the tax returns of the Trust, as directed in writing by the Depositor, unless applicable law requires a Holder to sign such documents, in which case such documents shall be signed by the Holders.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Notes, the Certificates and the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition, the Owner Trustee is authorized and directed, on behalf of the Trust, to execute and deliver to the Authenticating Agent the Trust Request and the Trust Orders referred to in Section 2.11 of the Indenture, directly to the Authenticating Agent to authenticate and deliver Notes in the Note Principal Balance of up to the Maximum Note Balance (as such term is defined in the Sale and Servicing Agreement).

         Section 6.02. General Duties. (a) It shall be the duty of the Owner
Trustee:

                  (i) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement; and

                  (ii) to obtain and preserve the Trust's qualification to do business in the State of Delaware.

         (b) The Owner Trustee shall not be responsible for taking any action on behalf of the Trust under any Basic Document unless specifically directed in writing to do so in accordance with Section 6.03 of this Agreement.

         (c) The Owner Trustee shall not be responsible for any matter regarding the Securities Act, the Exchange Act or the Investment Company Act of 1940, as amended, or the rules or regulations thereunder.

         Section 6.03. Action upon Instruction. (a) Subject to Article IV hereof, and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at anytime by written instruction of the Certificateholders pursuant to Article IV hereof. Without limiting the generality of the foregoing, the Owner Trustee shall act as directed in writing by the Certificateholders in connection with Note redemptions requested by the Certificateholders, and shall take all actions and deliver all documents that the Trust is required to take and deliver in accordance with Section 4.01 and Article X of the Indenture in order to effect any redemption requested by the Certificateholders.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

         (c) Subject to Article IV hereof, whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction from the Certificateholders as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         (d) Subject to Article IV hereof, in the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         Section 6.04. No Duties Except as Specified in this Agreement, the Basic Documents or any Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement, any other Basic Document or in any document or written instruction received by the Owner Trustee pursuant to
Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         Section 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents and (iii) in accordance with any document or written instruction delivered to the Owner Trustee pursuant to Section 6.03.

         Section 6.06. Restrictions. Neither the Owner Trustee nor the Depositor shall take any action (a) that violates or results in a breach of or is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Depositor and the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee or the Depositor to take action that would violate the provisions of this Section 6.06.

                                  ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

         Section 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the other Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the other Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful breach or misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Depositor or the Certificateholders given in accordance with this Agreement;

         (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

         (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the Owner Trustee's certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the other Basic Documents;

         (f) the Owner Trustee shall not be responsible for any representation, warranty or covenant made by the Trust under the Basic Documents;

         (g) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Paying Agent, the Administrator or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Indenture Trustee, the Servicer, the Administrator or the Paying Agent;

         (h) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Depositor or any of the Certificateholders, unless such Certificateholders or the Depositor have offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful breach or misconduct in the performance of any such act; and

         (i) notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by Wilmington Trust Company; or (iii) subject Wilmington Trust Company to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Servicer) to determine whether any action required to be taken pursuant to this Agreement or the other Basic Documents results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to
Section 10.05 hereof to proceed with such action.

         Section 7.02. Furnishing of Documents. Subject to Section 3.07, the Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents. On behalf of the Owner Trustee, the Depositor shall furnish to Noteholders promptly upon written request therefor, copies of the Sale and Servicing Agreement and the Indenture.

         Section 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor and the Certificateholders, that:

         (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

         (d) This Agreement constitutes the valid and legally binding agreement of the Owner Trustee, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (e) No consent, approval, authorization, or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law or federal law governing the banking and trust powers of the Owner Trustee in connection with the execution, delivery and performance by the Owner Trustee, in its individual capacity, of this Agreement other than the filing of the Certificate of Trust under the Statutory Trust Statute.

         Section 7.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, Accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, Accountants or other such persons and not contrary to this Agreement or any other Basic Document.

         Section 7.05. Not Acting in Individual Capacity. Except as provided in
Section 7.03, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 7.06. Owner Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any other Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in
Section 7.03 hereof) or the Notes, or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Mortgaged Property, the existence and enforceability of any insurance thereon, the existence and contents of any Mortgage Loan on any computer or other record thereof, the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment, the completeness of any Mortgage Loan, the performance or enforcement of any Mortgage Loan, the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         Section 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         Section 7.08. Licenses. The Depositor shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

         Section 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder as separately agreed.

         Section 8.02. Indemnification. The Depositor shall be liable as obligor for, and shall indemnify the Owner Trustee (in its individual and trust capacities) and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section 8.02 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Depositor will be entitled to participate therein, with counsel selected by the Depositor and reasonably satisfactory to the Indemnified Parties, but after notice from an Indemnified Party to the Depositor of its election to assume the defense thereof, the Depositor shall not be liable to the Indemnified Party under this
Section 8.02 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of such action; provided, however, that this sentence shall not be in effect if (1) the Depositor shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, (2) the Depositor shall have authorized the employment of counsel for the Indemnified Party at the expense of the Depositor or (3) in the event any such claim involves a possible imposition of criminal liability or penalty or a material civil penalty on such Indemnified Party, a conflict of interest between such Indemnified Party and the Depositor or another indemnitee or the granting of material injunctive relief against such Indemnified Party, and such Indemnified Party informs the Depositor that such Indemnified Party desires to be represented by separate counsel, in which case, the reasonable fees and expenses of such separate counsel shall be born by the Depositor. If the Depositor assumes the defense of any such proceeding, it shall be entitled to settle such proceeding without any liability being assessed against any Indemnified Party or, if such settlement provides for release of any such Indemnified Party without any liability being assessed against any Indemnified Party in connection with all matters relating to the proceeding which have been asserted against such Indemnified Party in such proceeding by the other parties to such settlement, without the prior written consent of such Indemnified Party, but otherwise only with the prior written consent of such Indemnified Party.

         Section 8.03. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         Section 9.01. Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect after the payment to the Noteholders of all amounts required to be paid to them under the Indenture, and the earlier of: (i) the final payment or other liquidation of the Mortgage Loans and the disposition of all REO Properties and the remittance of all funds due hereunder with respect to such Mortgage Loans and REO Properties or the disposition of the Mortgage Loans and REO Properties at the direction of a majority of a Percentage Interest of the Certificateholders, in either case after the satisfaction and discharge of the Indenture pursuant to Section 4.01 of the Indenture and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James). The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder or the Depositor shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle the Depositor's or such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a) above, none of the Depositor, the Servicer nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Indenture Trustee for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Indenture Trustee mailed within five (5) Business Days of receipt by the Owner Trustee from the Servicer of notice of such termination pursuant to Section 9.01(a) above, which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Indenture Trustee at the time such notice is given to Certificateholders. The Indenture Trustee shall give notice to the Owner Trustee of each presentation and surrender of Certificates promptly, and the Indenture Trustee shall promptly cause to be distributed to the related Certificateholders, subject to Section 3808 of the Statutory Trust Statute, amounts distributable on such Payment Date pursuant to the terms of the Indenture.

         (d) Upon the winding up of the Trust in accordance with Section 3808 of the Statutory Trust Statute and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

         (e) The bankruptcy, death or incapacity of any Owner Trustee shall not operate to terminate this Agreement, nor entitle such Owner Trustee's legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Owner Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation or banking association satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent that has) a rating of at least "Baa3" by Moody's and "A-1" by S&P. If such entity shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 10.01, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 10.02.

         Section 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer and the Indenture Trustee. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Certificateholders or the Servicer, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Certificateholders or the Servicer may remove the Owner Trustee. If the Certificateholders or the Servicer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Indenture Trustee and the Paying Agent.

         Section 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon, subject to the payment of all fees and expenses owed to the outgoing Owner Trustee, the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and moneys held by it under this Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Depositor shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Paying Agent and the Noteholders. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

         Any successor Owner Trustee appointed pursuant to this Section 10.03 shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         Section 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, except the filing of an amendment to the Certificate of Trust, if appropriate, anything herein to the contrary notwithstanding.

         Section 10.05. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.05, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.03.

         (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate trustees and co-trustees, as if given to each of them. Every instrument appointing any separate trustee or co-trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, with the consent of the Note Purchaser, but without the consent of any of the Noteholders or the Certificateholders or the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided, however, that such action shall not (i) as evidenced by an Opinion of Counsel satisfactory to the Note Purchaser, adversely affect in any material respect the interests or tax status of any Noteholder or Certificateholder or (ii) amend all or any portion of Section 2.03 hereof.

         This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the prior written consent of the Indenture Trustee (acting at the written direction of the Noteholders evidencing more than 50% of the Outstanding Principal Balance of the Notes and the Holders of Certificates evidencing more than 50% of the Percentage Interests of the Trust Interest), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders, (b) reduce the aforesaid percentage of the Outstanding Principal Balance of the Notes or the Percentage Interests required to consent to any such amendment, or (c) amend or modify any of Section 2.01, 2.03, 2.08, 4.02, 11.01, 11.02, 11.03, 11.07, 11.08 or 11.11
(collectively, the "Special Purpose Provisions") in either case of clause (a),
(b) or (c) without the consent of the holders of all the outstanding Notes and the Holders of all the outstanding Certificates. In the event of any conflict between any of the Special Purpose Provisions and any other provision of this Agreement, the Special Purpose Provisions shall control.

         Promptly after the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee.

         It shall not be necessary for the consent of Certificateholders, the Noteholders (other than the Note Purchaser) or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 11.02. No Legal Title to Owner Trust Estate in Holders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all communications provided for or permitted hereunder shall be in writing and shall be deemed to have been given if (1) personally delivered, (2) upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), (3) sent by express courier delivery service and received by the intended recipient or (4) except with respect to notices sent to the Owner Trustee, transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties and confirmed by a writing delivered by any of the means described in (1), (2) or (3)), at the following addresses: (i) if to the Owner Trustee, at its Corporate Trust Office; (ii) if to the Depositor, ABFS Balapointe, Inc., c/o American Business Financial Services, The Wanamaker Building, 100 Penn Square East, 8th Floor, Philadelphia, PA 19107; or, as to each such party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the Depositor, the Owner Trustee and their respective successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 11.08. No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of the Secured Notes, they will not institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy law in connection with any obligations relating to the Certificates, the Secured Notes, this Agreement or any of the other Basic Documents. This
Section 11.08 shall survive termination of this Trust Agreement.

         Section 11.09. Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

         Section 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11. GOVERNING LAW(a) . (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         (b) THE TRUST, THE DEPOSITOR, AND THE OWNER TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE UNITED STATES DISTRICT COURT LOCATED IN DELAWARE, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION
11.04 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE DEPOSITOR, AND THE OWNER TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE TRUST, THE DEPOSITOR, OR THE OWNER TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         Section 11.12. [Reserved].

         Section 11.13. Third-Party Beneficiary. Each of the Indenture Trustee and the Note Purchaser is an intended third-party beneficiary of this Agreement, and this Agreement shall be binding upon and inure to the benefit of the Indenture Trustee and the Note Purchaser.

         Section 11.14. [Reserved].

         Section 11.15. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust, the Depositor or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

         Section 11.16. Non-Confidential. Notwithstanding anything to the contrary contained in this Agreement, all persons may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment of the transaction, any fact that may be relevant to understanding the U.S. federal income tax treatment of the transaction, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal income tax treatment.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                ABFS BALAPOINTE, INC., as Depositor



                                By: /s/ Jeffrey M. Ruben
                                   --------------------------------------------
                                    Name:  Jeffrey M. Ruben
                                    Title: Executive Vice President


                                WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as Owner Trustee

                                By: /s/ Patricia A. Evans
                                   --------------------------------------------
                                    Name:  Patricia A. Evans
                                    Title: Assistant Vice President

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE

                                   CERTIFICATE

         THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS EQUITY INTEREST MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS EQUITY INTEREST UNDER THE ACT OR ANY STATE SECURITIES LAWS.

         NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED AN INVESTMENT LETTER FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN"),
(II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY AND (III) IS NOT DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR A BENEFICIAL INTEREST HEREIN ON BEHALF OR, AS INVESTMENT MANAGER OF, AS TRUSTEE OF, OR WITH THE ASSETS OF A PLAN.

         THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE
(A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS; AND
(C) UNDERSTANDS THAT IT MUST TAKE INTO ACCOUNT ITS PERCENTAGE INTEREST OF THE TAXABLE INCOME RELATING TO THIS CERTIFICATE.

         Certificate No. 1 Percentage Interest: 100%

         THIS CERTIFIES THAT ______________ (the "Holder") is the registered owner of a ___% Percentage Interest of the related Trust Interest in ABFS Mortgage Loan Warehouse Trust 2003-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to that certain Trust Agreement, dated as of September 22, 2003 (the "Trust Agreement") by and between ABFS Balapointe, Inc., as depositor, and Wilmington Trust Company, not its individual capacity but solely as owner trustee under the Trust Agreement (the "Owner Trustee"). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement. The Owner Trustee, on behalf of the Trust and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is one of the Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the Holder of this Certificate by virtue of the acceptance hereof agrees and by which the Holder hereof is bound. Reference is hereby made to the Trust Agreement for the rights of the Holder of this Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

         The recitals contained herein (other than the signature and countersignature of the Owner Trustee) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof.

         The Holder, by its acceptance hereof, agrees not to transfer this Certificate except in accordance with terms and provisions of the Trust Agreement.

         The Holder, by its acceptance hereof, acknowledges that such Holder's Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein, in the Trust Agreement or the other Basic Documents.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                        ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1


                        By:   WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as
                              Owner Trustee under the Trust Agreement

                        By:____________________________________________________
                                          Authorized Signatory


Dated:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Certificates referred to in the within-mentioned Trust Agreement.

                        WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                        By:____________________________________________________
                                          Authorized Signatory
Dated:

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)






________________________________________________________________________________
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing __________ Attorney to transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                           __________________________________*/
                                           Signature Guaranteed:




                                           __________________________________*/

------------------

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                          FORM OF CERTIFICATE OF TRUST

                             CERTIFICATE OF TRUST OF

                    ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1

         THIS CERTIFICATE OF TRUST OF ABFS MORTGAGE LOAN WAREHOUSE TRUST 2003-1 (the "Trust"), dated as of September 22, 2003, is being duly executed and filed by Wilmington Trust Company, a national banking association, as owner trustee (the "Owner Trustee"), to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, ss. 3801 et seq.) (the "Act").

         1. Name. The name of the statutory trust formed hereby is ABFS Mortgage Loan Warehouse Trust 2003-1

         2. Delaware Trustee. The name and business address of the Owner Trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

         3 Effective Date. This Certificate of Trust shall be effective at 12:01 a.m. on _____, 2003.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a) of the Act.

                               WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely as Owner Trust under a Trust Agreement, dated as of _____, 2003



                               By: ____________________________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT C

                            FORM OF INVESTMENT LETTER

                                             ___________________, ____

ABFS Balapointe, Inc.
c/o American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East, 8th Floor
Philadelphia, Pennsylvania 19107

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Administration

           Re: ABFS Mortgage Loan Warehouse Trust 2003-1 (the "Trust") Mortgage Backed Notes, Series 2003-1
                  -------------------------------------------------------

Ladies and Gentlemen:

         _________________________________________ (the "Holder") has purchased or acquired, or intends to purchase or acquire from ________________, the current Holder (the "Current Holder"), a Certificate representing a ___% Percentage Interest (the "___% Certificate") in the related Trust Interest for the referenced Trust, which represents an interest in the Trust created pursuant to that certain Trust Agreement, dated as of September 22, 2003 (the "Trust Agreement"), by and between ABFS Balapointe, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

                                  CERTIFICATION

         The undersigned, as an authorized officer or agent of the Holder, hereby certifies, represents, warrants and agrees on behalf of the Holder as follows:

         The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is authorized to invest in the ___% Certificate. The person executing this letter on behalf of the Holder is duly authorized to do so on behalf of the Holder.

         The Holder hereby acknowledges that no transfer of the ___% Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

         The Holder understands that the ___% Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred apply to a person whom the transferor reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States. The Holder understands that the ___% Certificate bears a legend to the foregoing effect.

         The Holder is acquiring the ___% Certificate for its own account or for accounts for which it exercises sole investment discretion, and not with a view to or for sale or other transfer in connection with any distribution of the ___% Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws, subject nevertheless to any requirement of law that the disposition of the Holder's property shall at all times be and remain within its control.

         The Holder is (A) a "qualified institutional buyer" (a "QIB") as defined in Rule 144A under the Securities Act, and is aware that the transferor of the ___% Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such ___% Certificate for its own Account or for the Account of one or more qualified institutional buyers for whom it is authorized to act, or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Transferor). The Holder is able to bear the economic risks of such an investment. The Holder is a QIB because [STATE FACTUAL BASIS FOR QIB STATUS]

         If the Holder sells or otherwise transfers the registered ownership of such ___% Certificate, the Holder will comply with the restrictions and requirements with respect to the transfer of the ownership of the ___% Certificate under the Trust Agreement, and the Holder will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof.

         The Holder is not an entity that will hold a ___% Certificate as nominee (a "Book Entry Nominee") to facilitate the clearance and settlement of such security through electronic book-entry changes in Accounts or participating organizations.

         The Holder (i) is not a person which is an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan"), (ii) is not an entity, including an insurance company separate account or general account, whose underlying assets include "plan assets" by reason of a Plan's investment in the entity and (iii) is not directly or indirectly purchasing such ___% Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

         The Holder hereby agrees to indemnify each of the Trust, the Indenture Trustee and the Owner Trustee against any liability that may result if the Holder's transfer of a ___% Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trust, the Indenture Trustee and the Owner Trustee shall survive the termination of the related Trust Agreement.

         IN WITNESS WHEREOF, the Holder has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory this ____ day of __________, 200_.

                                            [NAME OF HOLDER]



                                            By: _______________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT D

                                     FORM OF

             PURCHASER REPRESENTATION, WARRANTY AND COVENANT LETTER

         Reference in made hereby to the Trust Agreement dated as of September 22, 2003 (as amended, restated, supplemented or otherwise modified from time to time). Pursuant to the provisions of section 3.09 of the Trust Agreement, the purchaser makes the following representations, warranties and covenants:

(a) The purchaser will not (i) acquire, sell, transfer, assign, pledge or otherwise dispose of any of its Certificates or any interest therein, such interest to include any financial contract or instrument with respect to a Certificate that is described in U.S. Treasury Regulations Section 1.7704-1(a)(2)(i)(B) (a "Financial Contract"), on or through (A) a United States national, regional or local securities exchange, (B) a foreign securities exchange or (C) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, the National Association of Securities Dealers Automated Quotation System) ((A), (B) and (C), collectively, an "Exchange") or (ii) cause any of its Certificates or any interest therein (including a Financial Contract) to be marketed on or through an Exchange;

(b) The purchaser is purchasing the Certificates for its own account, will be the sole beneficial owner thereof and will not enter into a Financial Contract with respect thereto, and if it is a partnership, grantor trust or S corporation, less than 50% of the value of any person's interest in the purchaser is attributable to its interest in the Trust unless the Trust has received an opinion of counsel acceptable to the Trust to the effect that it will not be classified for U.S. federal income tax purposes as a publicly traded partnership taxable as a corporation. The purchaser understands that this representation is intended to permit the Trust to rely, if necessary, on the "private placement" exemption to classification as a publicly traded partnership in U.S. Treasury Regulations Section 1.7704-1(h);

(c) The purchaser is not and will not become a foreign corporation, foreign partnership, foreign trust, foreign estate, or nonresident alien with respect to the United States for federal income tax purposes;

(d) The purchaser's U.S. employer identification number is __________; and

(e) The purchaser's office address is ________________________.

         The purchaser hereby agrees to notify the Trustee within sixty (60) days of the date the purchaser violates any of the foregoing representations, warranties and covenants. The purchaser understands that this certification may be disclosed to the Internal Revenue Service by the partnership and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the purchaser.

         The Trustee is entitled to rely upon this letter and is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

____________________

[Signature and Date]

____________

[Title]




                                      D-2